SCHEDULE 14A
                                 (RULE 14A-101)

                     INFORMATION REQUIRED IN PROXY STATEMENT

                            SCHEDULE 14A INFORMATION
                    PROXY STATEMENT PURSUANT TO SECTION 14(A)
                     OF THE SECURITIES EXCHANGE ACT OF 1934


Filed by the Registrant [X]
Filed by a Party other than the Registrant [ ]

Check the appropriate box:

[ ] Preliminary Proxy Statement
[ ] Confidential, for Use of the Commission Only
     (as permitted by Rule 14a-6(e)(2))
[X] Definitive Proxy Statement
[ ] Definitive Additional Materials
[ ] Soliciting Material Pursuant to Rule 14a-12



                       Cornerstone Total Return Fund, Inc.
          ------------------------------------------------------------
                (Name of Registrant as Specified In Its Charter)

                                       N/A
          ------------------------------------------------------------
                   (Name of Person(s) Filing Proxy Statement)



Payment of Filing Fee (Check the appropriate box):
[X]  No fee required
[ ]  Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.
      (1) Title of each class of securities to which transaction applies:
      (2) Aggregate number of securities to which transaction applies:
      (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11(set forth the amount on which the filing fee is calculated and state how it was determined):
      (4) Proposed maximum aggregate value of transaction: (5) Total fee paid:

[ ] Fee paid previously with preliminary materials. [ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing. (1) Amount previously paid: (2) Form, Schedule or Registration Statement No.: (3) Filing Party: (4) Date
      Filed:

                       CORNERSTONE TOTAL RETURN FUND, INC.
                   383 Madison Avenue New York, New York 10179
                          -----------------------------

                    NOTICE OF ANNUAL MEETING OF SHAREHOLDERS
                           To Be Held on June 10, 2004
                          ----------------------------

         NOTICE IS HEREBY GIVEN that the Annual Meeting of Shareholders (the "Meeting") of Cornerstone Total Return Fund, Inc., a New York corporation (the "Fund"), will be held at 9:00 a.m. on Thursday, June 10, 2004, at the offices of Bear Stearns Funds Management Inc., 383 Madison Avenue, 13th Floor, Conference Room P, New York, New York 10179 for the following purposes:

          1. To approve the election of seven directors to hold office until the year 2005 Annual Meeting of Shareholders (Proposal No. 1); and

          2. To consider and vote upon such other matters as may properly come before said Meeting or any adjournment thereof.

         The Board of Directors has fixed the close of business on March 24, 2004 as the record date for the determination of shareholders entitled to notice of, and to vote at this Meeting or any adjournment thereof. The stock transfer books will not be closed.

         Copies of the Fund's most recent annual report may be ordered free of charge to any shareholder by writing to the Fund c/o Bear Stearns Funds Management Inc., 383 Madison Avenue, 23rd Floor, New York, New York 10179, or by calling collect (212) 272-3550.


                                           By Order of the Board of Directors


                                           Thomas R. Westle
                                           Secretary


Dated: April 28, 2004

UNLESS YOU EXPECT TO BE PRESENT AT THE MEETING, PLEASE FILL IN, DATE, SIGN AND MAIL THE ENCLOSED PROXY CARD IN THE ENCLOSED REPLY ENVELOPE. YOUR PROMPT RESPONSE WILL ASSURE A QUORUM AT THE MEETING.

INSTRUCTIONS FOR SIGNING PROXY CARDS

The following general rules for signing proxy cards may be of assistance to you and avoid the time and expense to the Fund involved in validating your vote if you fail to sign your proxy card properly.

          1. Individual Accounts: Sign your name exactly as it appears in the registration on the proxy card.

          2. Joint Accounts: Either party may sign, but the name of the party signing should conform exactly to a name shown in the registration.

          3. Other Accounts: The capacity of the individual signing the proxy card should be indicated unless it is reflected in the form of registration. For example:



REGISTRATION

CORPORATE ACCOUNTS                                     VALID SIGNATURE
------------------                                     ---------------

(1) ABC Corp..................................ABC Corp. (by John Doe, Treasurer)
(2) ABC Corp.................................................John Doe, Treasurer
(3) ABC Corp.
    c/o John Doe, Treasurer ............................................John Doe
(4) ABC Corp. Profit Sharing Plan .............................John Doe, Trustee

TRUST ACCOUNTS

(1) ABC Trust ..............................................Jane B. Doe, Trustee
(2) Jane B. Doe, Trustee u/t/d/ 12/28/78 ............................Jane B. Doe

CUSTODIAL OR ESTATE ACCOUNTS

(1) John B. Smith, Cust. f/b/o John B. Smith, Jr. UGMA.............John B. Smith
(2) John B. Smith ..................................John B. Smith, Jr., Executor

                       CORNERSTONE TOTAL RETURN FUND, INC.
                   383 Madison Avenue New York, New York 10179
                         -------------------------------

               PROXY STATEMENT for ANNUAL MEETING OF SHAREHOLDERS
                           to be held on June 10, 2004

                         -------------------------------

GENERAL

         This Proxy Statement is furnished in connection with the solicitation of proxies by the Board of Directors of Cornerstone Total Return Fund, Inc., a New York corporation (the "Fund") for use at the Annual Meeting of Shareholders for the year 2004 (the "Meeting") to be held at 9:00 a.m. on Thursday June 10, 2004 at the offices of Bear Stearns Funds Management Inc., 383 Madison Avenue, New York, New York 10179, and at any and all adjournments thereof. A form of proxy is enclosed herewith. This Proxy Statement and the accompanying form of proxy are being first mailed to Shareholders on or about April 30, 2004.

         Any shareholder who executes and delivers a proxy may revoke it by written communication to the Secretary of the Fund at any time prior to its use or by voting in person at the Meeting. Unrevoked proxies will be voted in accordance with the specifications thereon and, unless specified to the contrary, will be voted FOR the election of Messrs. Ralph W. Bradshaw, William
A. Clark, Andrew A. Strauss, Glenn W. Wilcox, Sr., Scott B. Rogers, Edwin Meese III and Thomas H. Lenagh as the nominees for Director.

         In general, abstentions and broker non-votes, as defined below, count for purposes of obtaining a quorum but do not count as votes cast with respect to any proposal where the broker does not have discretion. With respect to a proposal requiring the affirmative vote of a majority of the Fund's outstanding shares of common stock, the effect of abstentions and broker non-votes is the same as a vote against such proposal. Otherwise, abstentions and broker non-votes have no effect on the outcome of a proposal. A broker non-vote is a proxy from a broker or nominee indicating that such person has not received instructions from the beneficial owner or other person entitled to vote shares on a particular matter with respect to which the broker or nominee does not have discretionary voting power.

         At least 51% of the Fund's shareholders must be present at the Meeting in person or by proxy to constitute a quorum for the transaction of business by the Fund. In the event that a quorum is not present at the Meeting, the persons named as proxies may propose one or more adjournments of the Meeting from time to time. Any such adjournment will require the affirmative vote of a majority of those shares represented at the Meeting in person or by proxy. The persons named as proxies will vote those proxies which they are entitled to vote FOR or AGAINST any such proposal in their discretion.

         The cost of soliciting the proxies will be borne by the Fund. Proxy solicitations will be made primarily by mail, but solicitations may also be made by telephone, telegraph or personal interviews conducted by officers or employees of the Fund or Bear Stearns Funds Management Inc., the administrator to the Fund (the "Administrator").

         Only holders of issued and outstanding shares of the Fund's common stock of record at the close of business on March 24, 2004 are entitled to notice of, and to vote at, the Meeting. Each such holder is entitled to one vote per share of common stock so held. The number of shares of common stock outstanding on March 24, 2004 was 4,736,956. The Fund is a closed-end, diversified management investment company.

         Copies of the Fund's most recent annual report may be ordered free of charge to any stockholder by writing to the Fund c/o Bear Stearns Funds Management Inc., 383 Madison Avenue, New York, New York 10179, or by telephone by calling the Fund collect at (212) 272-3550. This report is not to be regarded as proxy-soliciting material.

         This Proxy Statement is first being mailed to Shareholders on or about April 30, 2004.

                                 PROPOSAL NO. 1

                              ELECTION OF DIRECTORS

         The Board of Directors currently consists of seven members. Six of the members were approved by the Shareholders at the Year 2003 Annual Meeting. At a meeting held on February 20, 2004, Gary A. Bentz tendered his resignation and the Board elected Mr. William A. Clark, based on the recommendation of the Nominating Committee, to fill the vacancy created by Mr. Bentz's resignation until the year 2004 Annual Meeting of shareholders.

         At the Meeting, Shareholders will be asked to vote for the election of Messrs. Ralph W. Bradshaw, William A. Clark, Andrew A. Strauss, Glenn W. Wilcox, Sr., Scott B. Rogers, Edwin Meese III and Thomas H. Lenagh as directors to serve until the year 2005 Annual Meeting of Shareholders or thereafter until each of their successors are duly elected and qualified. If elected, each nominee has consented to serve as a director of the Fund until his successor is duly elected and qualified.

         Each Nominee was considered and recommended by the Fund's Nominating Committee at a meeting held on February 20, 2004.

         The persons named in the accompanying form of proxy intend to vote at the Meeting (unless directed not to vote) FOR the election of Messrs. Ralph W. Bradshaw, William A. Clark, Andrew A. Strauss, Glenn W. Wilcox, Sr., Scott B. Rogers, Edwin Meese III and Thomas H. Lenagh. Each nominee has indicated that he will serve if elected, and the Board of Directors has no reason to believe that any of the nominees named above will become unavailable for election as a director, but if any nominee should be unable to serve, the proxy will be voted for any other person determined by the persons named in the proxy in accordance with their judgment.

         The following table sets forth the names, addresses, ages and principal occupations of each of the nominees for election as Directors:




                                    NOMINEES


                                      Term of                                       Directorships held by
                         Position     Office       Principal Occupation during      Nominee for Director
Name, Address(1) & Age   with Fund    Since        past 5 years                     Outside of Fund Complex*
----------------------   ---------    -----        ------------                     ------------------------

Glenn W. Wilcox, Sr. (72)Director     2001         Chairman of the Board and Chief  Director and Chairman of
                                                   Executive Officer of Wilcox      Audit Committee of
                                                   Travel Agency, Inc.; Director    Investors First Fund,
                                                   and Audit Committee Chairman of  Inc.; Director of
                                                   Progressive Return Fund, Inc.    Wachovia Corp.; Board
                                                   and Cornerstone Strategic Value  Trustee of Appalachian
                                                   Fund, Inc.                       State University;
                                                                                    Director, Champion
                                                                                    Industries, Inc.; and
                                                                                    Chairman, Tower
                                                                                    Associates, Inc. (a real
                                                                                    estate venture)





Andrew A. Strauss (50)   Director     2001         Attorney and senior member of    Director and Chairman of
                                                   Strauss & Associates, P.A.,      the Nominating and
                                                   Attorneys, Asheville and         Corporate Governance
                                                   Hendersonville, NC; previous     Committees of Investors
                                                   President of White Knight        First Fund, Inc.;
                                                   Healthcare, Inc. and LMV         Director of Memorial
                                                   Leasing, Inc., a wholly owned    Mission Hospital
                                                   subsidiary of Xerox Credit       Foundation, Deerfield
                                                   Corporation; Director of         Episcopal Retirement
                                                   Progressive Return Fund, Inc.    Community and Asheville
                                                   and Cornerstone Strategic Value  Symphony.
                                                   Fund, Inc.


Edwin Meese III (72)       Director       2001     Distinguished Fellow, The        Director, Investors First
                                                   Heritage Foundation, Washington  Fund, Inc. and Carrington
                                                   D.C.; Distinguished Visiting     Laboratories Incorporated
                                                   Fellow at the Hoover
                                                   Institution, Stanford
                                                   University; Distinguished Senior
                                                   Fellow at the Institute of
                                                   United States Studies,
                                                   University of London; Senior
                                                   Adviser, Revelation LP, Formerly
                                                   U.S. Attorney General under
                                                   President Ronald Reagan;
                                                   Director of Cornerstone
                                                   Strategic Value Fund, Inc. and
                                                   Progressive Return Fund, Inc.



Scott B. Rogers (48)     Director          2001    Chief Executive Officer,         Chairman and Director,
                                                   Asheville Buncombe Community     Recycling Unlimited;
                                                   Christian Ministry; and          Director of A-B Vision
                                                   President, ABCCM Doctor's        Board and
                                                   Medical Clinic; Director, Faith  Interdenominational
                                                   Partnerships Inc.; Appointee, NC Ministerial Alliance
                                                   Governor's Commission on Welfare
                                                   to Work.; Director of
                                                   Progressive Return Fund, Inc.
                                                   and Cornerstone Strategic Value
                                                   Fund, Inc.


Thomas H. Lenagh (81)    Director             2002 Chairman of the Board of         Director of Investors
                                                   Photonics Products Group;        First Fund, Inc., The
                                                   Independent Financial Adviser;   Adams Express Company and
                                                   Director of Progressive Return   Petroleum and Resources
                                                   Fund, Inc. and Cornerstone       Corporation
                                                   Strategic Value Fund, Inc.



INTERESTED NOMINEES
Ralph W. Bradshaw (53)** Chairman of      2001     President, Cornerstone Advisors; Director,  Investors First
                         the Board                 Financial Consultant; President  Fund,    Inc.;    Previous
                         and President             and Director of Cornerstone      Director  of  The  Austria
                                                   Strategic Value Fund, Inc. and   Fund
                                                   Progressive Return Fund, Inc.;
                                                   Vice President, Deep Discount
                                                   Advisors, Inc. (1993-1999).




William A. Clark(58)**   Director,           2004  Director and Stockholder of      Director, Chairman of the
                         Vice                      Cornerstone Advisors, Inc.;      Board and President of
                         President                 Director of Progressive Return   Investors First Fund, Inc.
                                                   Fund, Inc. and Cornerstone
                                                   Strategic Value Fund, Inc.;
                                                   former financial consultant,
                                                   Deep Discount Advisors, Inc.;
                                                   Former Director of The Austria
                                                   Fund, Inc.


------------
(1) The mailing address of each Nominee with respect to Fund Operations is 383 Madison Avenue, 23rd Floor, New York, NY 10179.
* As of December 31, 2003, the Fund Complex is comprised of the Fund, Cornerstone Strategic Value Fund, Inc. and Progressive Return Fund, Inc. all of which are managed by Cornerstone Advisors, Inc.
** Mr. Bradshaw and Mr. Clark are "interested persons" as defined in the Investment Company Act of 1940 ("Investment Company Act") because of their affiliation with Cornerstone Advisors.



         The following table sets forth, for each Director, the aggregate dollar range of equity securities owned of the Fund and of all Funds overseen by each Director in the Fund Complex as of December 31, 2003. The information as to beneficial ownership is based on statements furnished to the Fund by each Director.


                                                                           Aggregate Dollar Range of
                                                                         Equity Securities in All Funds
                                              Dollar Range of            Overseen by Directors in Fund
              Name                        Equity Securities in the                  Complex.
                                                  Fund.
----------------------------------   --------------------------------    -------------------------------
         NON-INTERESTED DIRECTORS
         Edwin Meese III                      0                                0
         Andrew A. Strauss                    $1-$10,000                       $10,001-$50,000
         Thomas H. Lenagh                     0                                0
         Glenn W. Wilcox Sr.                  $1-$10,000                       $10,001-$50,000
         Scott B. Rogers                      0                                0
         INTERESTED DIRECTORS
         Ralph W. Bradshaw                    $50,001 - $100,000               Over $100,000
         William A. Clark                     $50,001-$100,000                 Over $100,000
         Gary Bentz*                          Over $100,000                    Over $100,000

*        Mr. Bentz resigned on February 20, 2004.



                               EXECUTIVE OFFICERS

         In addition to Messrs. Bradshaw and Clark, the current officers of the Fund are:

Name, Address(1) & Age     Position(s) with  Term of Office   Principal Occupation during past 5 years
                           Fund              Since
----------------------     ----------------  ---------------  ------------------------------------------
Jodi Levine (34)           Treasurer         2004             Associate Director, Bear Stearns Funds
                                                              Management Inc.

Thomas R. Westle (50)      Secretary         2001             Partner at Blank Rome LLP, a law firm; previous
                                                              partner at Spitzer & Feldman P.C., a law firm.


-------------
(1) The officers' address is the same as the Fund's.



         Under the federal securities laws, the Fund is required to provide to Shareholders in connection with the Meeting information regarding compensation paid to Directors by the Fund as well as by the various other U.S. registered investment companies advised by the Fund's investment adviser during its prior fiscal year. The following table provides information concerning the compensation paid during the year ended December 31, 2003, to each Director of the Fund in their capacities solely as a director of the Fund. This information does not reflect any additional monies received for a named individual serving in any other capacity to the Fund. Please note that the Fund has no bonus, profit sharing, pension or retirement plans.



                                   Aggregate        Total Compensation From Fund
                       Director  Compensation From   and Fund Complex* Paid to
 Name of Director       Since        Fund                   Director
 ----------------       -----        ----                   --------

Ralph W. Bradshaw        2001         $0                      $0
Glenn W. Wilcox, Sr.     2001       $7,800                 $18,900
Andrew A. Strauss        2001       $7,800                 $18,900
Edwin Meese III          2002       $5,989                 $15,489
Scott B. Rogers          2001       $7,800                 $18,900
Thomas H. Lenagh         2002       $6,789                 $17,889
Gary Bentz**             2001         $0                      $0
William A. Clark         2004         $0                      $0

-------------
o For compensation purposes, Fund Complex refers to the Fund, Cornerstone Strategic Value Fund, Inc. and Progressive Return Fund, Inc. all of which were managed by Cornerstone Advisors during the year ended December 31, 2003.

**    Mr. Bentz resigned on February 20, 2004.


         Each Director attended at least seventy-five (75%) percent or more of the five (5) meetings of the Board of Directors (including regularly scheduled and special meetings) held during the period for which he was a Director.

The Audit Committee

         During the fiscal year ended December 31, 2003, the Audit Committee was composed of all independent directors, as such term is defined in Section 2(a)(19) of the Investment Company Act and Section 121A of the American Stock Exchange, LLC ("AMEX") rules. The members of the Audit Committee during this period were Messrs. Wilcox, Sr., Strauss, Meese, Lenagh and Rogers. The principal functions of the Audit Committee include but are not limited to, (i) the oversight of the accounting and financial reporting processes of the Fund and its internal control over financial reporting; (ii) the oversight of the quality and integrity of the Fund's financial statements and the independent audit thereof; and (iii) the approval, prior to the engagement of, the Fund's independent auditors and, in connection therewith, to review and evaluate the qualifications, independence and performance of the Fund's independent auditors. The Audit Committee convened two (2) times during the fiscal year.

         The Audit Committee currently does not have an Audit Committee Financial Expert, as such term is defined in Section 407 of the Sarbannes-Oxley Act of 2002. Rather, the Audit Committee members believe that each of their individual experiences provide the Audit Committee with sufficient experience and expertise to allow them to perform their duties as members of the Audit Committee.

The Nominating Committee

         The Fund has a standing Nominating Committee which is comprised of Messrs. Wilcox, Lenagh, Strauss, Meese and Rogers, all of whom are independent directors of the Fund, as such term is defined in Section 2(a)(19) of the Investment Company Act and in Section 121A of the AMEX Rules. The Nominating Committee does not have a written charter. The Nominating Committee is appointed to identify and select qualified candidates that have exhibited strong decision making ability, substantial business experience, relevant knowledge of the mutual fund industry (including closed-end funds), skills or technological expertise and exemplary personal integrity and reputation. In addition, the Nominating Committee seeks candidates that have experience and knowledge involving all of the service providers of a registered investment company.

         The Nominating Committee will consider all nominees recommended by stockholders of the Fund, so long as stockholders send their recommendations in writing to the Secretary of the Fund in a manner consistent with the Fund's By-laws. Currently, the By-laws provide that the deadline for submitting a shareholder proposal for inclusion in the Fund's proxy statement and proxy for the Fund's 2005 annual meeting of stockholders pursuant to Rule 14a-8 promulgated under the Securities Exchange Act of 1934, is December 30, 2004. Stockholders wishing to submit proposals or director nominations that are not to be included in such proxy statement and proxy must deliver notice to the Secretary at the principal executive offices of the Fund not later than the close of business on January 29, 2005 nor earlier than the close of business on December 30, 2004. Shareholders are also advised to review the Fund's By-laws, which contain additional requirements with respect to advance notice of stockholder proposals and director nominations.

         During the calendar year ended December 31, 2003, the Nominating Committee did not meet. At the February 20, 2004 Nominating Committee meeting, the Nominating Committee met and discussed the nomination of all of the Directors of the Fund for the 2004 Annual Meeting of Shareholders. Each Nominee was recommended by the Non-interested Directors.

Required Vote

         Directors are elected by a plurality (a simple majority of the votes cast at the meeting) of the votes cast by the holders of shares of common stock of the Fund present in person or represented by proxy at a meeting with a quorum present. For purposes of the election of Directors, abstentions and broker non-votes will be counted as shares present for quorum purposes, may be considered votes cast, and may affect the plurality vote required for Directors.

         THE BOARD OF DIRECTORS RECOMMENDS THAT THE SHAREHOLDERS VOTE "FOR" THE ELECTION OF MESSRS. RALPH W. BRADSHAW, WILLIAM A. CLARK, ANDREW A. STRAUSS, GLENN W. WILCOX, SR., SCOTT B. ROGERS, EDWIN MEESE III AND THOMAS H. LENAGH AS DIRECTORS OF THE FUND.


                             AUDIT COMMITTEE REPORT


         On February 20, 2004, the Audit Committee met with the Fund's Administrator, Bear Stearns Funds Management Inc., and the Fund's independent accountants, Tait, Weller & Baker, to discuss and review the Fund's audited financial statements for the fiscal year ended December 31, 2003. The Administrator represented to the Audit Committee that the Fund's financial statements were prepared in accordance with U.S. generally accepted accounting principles, and the Audit Committee has reviewed and discussed the financial statements with the Fund's Administrator and its independent accountants. The Audit Committee also discussed with the independent accountants matters required to be discussed by Statement on Auditing Standards No. 61.

         The Fund's independent accountants also provided to the Audit Committee the written disclosures required by Independence Standards Board Standard No. 1 (Independence Discussions with Audit Committees), and the Audit Committee discussed with the independent accountants' their independence, in light of the services they were providing.

         Based upon the Audit Committee's discussion with the Fund's Administrator and the independent accountants and the Audit Committee's review of the representations of the Fund's Administrator and the report of the independent accountants to the Audit Committee, the Audit Committee recommended that the Board of Directors include the audited financial statements in the Fund's Annual Report for the fiscal year ended December 31, 2003 filed with the Securities and Exchange Commission.

         This Audit Committee report shall not be deemed incorporated by reference in any document previously or subsequently filed with the Securities and Exchange Commission that incorporates by reference all or any portion of this proxy statement except to the extent that the Fund specifically requests that the report be specifically incorporated by reference.

         The Audit Committee of the Board of Directors has selected Tait, Weller & Baker to be employed as the Fund's independent certified public accountants to make the annual audit and to report on, as may be required, the financial statements which may be filed by the Fund with the Securities and Exchange Commission during the ensuing year.

                                        Respectfully submitted,

                                        Glenn W. Wilcox, Sr.
                                        Andrew A. Strauss
                                        Scott B. Rogers
                                        Edwin Meese III
                                        Thomas H. Lenagh


RELATIONSHIP WITH INDEPENDENT PUBLIC ACCOUNTANTS

         The Fund's independent public accountants for the calendar year ended December 31, 2003, was the firm Tait, Weller & Baker. The Audit Committee has selected Tait, Weller & Baker to be the Fund's independent auditor for 2004. The selection of the Fund's independent auditor is not being submitted to Shareholders because there is no legal requirement to do so.

         A representative of Tait, Weller & Baker is not expected to be present at the Annual Meeting of shareholders but may be available by telephone to respond to appropriate questions from shareholders.


Principal Accountant Fees and Services

         Aggregate fees for professional services rendered for the Fund by Tait, Weller & Baker and PricewaterhouseCoopers LLP as of or for the year ended December 31, 2003 and 2002 were:


             Service                    2003              2002
             -------                    ----              ----
             Audit Fees               $11,000           $11,000
             Audit Related Fees            0                0
             Tax Fees                 $ 2,000           $ 2,000
             All Other Fees                0            $ 8,850


         All of the services performed by the Fund's independent auditors, including audit related and non-audit related services, were pre-approved by the Audit Committee, as required under the Audit Committee Charter. The Audit Fees for the years ended December 31, 2003 and 2002 were for professional services rendered for the audits of the financial statements of the Fund, reviews, and issuances of consents, and assistance with review of documents filed with the SEC. Tax Fees for the years ended December 31, 2003 and 2002 were for services performed in connection with income tax services other than those directly related to the audit of the income tax accrual. The amount listed above for "All Other Fees", includes fees incurred related to accounting research and other special projects.

         The Audit Committee has considered and determined that the services provided by Tait, Weller & Baker are compatible with maintaining Tait, Weller & Baker's independence. The aggregate fees included in Audit Fees are fees billed for the calendar year for the audit of the Fund's annual financial statements. Of the time expended by the Fund's principal accountant to audit the Fund's financial statements for the calendar year ended December 31, 2003, less than 50% of such time involved work performed by persons other than the principal accountant's full time, permanent employees. Tait, Weller & Baker did not perform any services on behalf of Cornerstone Advisors, Inc.


    INFORMATION PERTAINING TO THE FUND'S INVESTMENT ADVISER AND ADMINISTRATOR

THE INVESTMENT ADVISER

         Cornerstone Advisors, Inc. has acted as the Fund's investment adviser since January 2, 2002, and has its principal office at One West Pack Square, Suite 1650, Asheville, North Carolina 28801. Cornerstone Advisors was organized in February of 2001, to provide investment management services to closed-end investment companies and is registered with the Securities and Exchange Commission under the Investment Advisers Act of 1940, as amended. Cornerstone Advisors is the investment manager to two other closed-end funds, Cornerstone Strategic Value Fund, Inc. and Progressive Return Fund, Inc. Messrs. Bradshaw, Bentz and Clark are the only stockholders of the Adviser. During the calendar year ended December 31, 2003, Messrs. Bradshaw and Bentz each sold a portion of their common stock of the Adviser to Mr. Clark.

         Mr. Bradshaw, an owner of Cornerstone Advisors, is President and Chairman of the Board of Directors of the Fund. Mr. Bentz, formerly the Vice President, Treasurer and a Director of the Fund, and Mr. Clark, Vice President and a Director of the Fund, are also owners of Cornerstone Advisors. The address of Messrs. Bradshaw, Bentz, and Clark is One West Pack Square, Suite 1650, Asheville, North Carolina 28801.

THE ADMINISTRATOR

         Bear Stearns Funds Management Inc. (the "Administrator"), whose address is 383 Madison Avenue, 23rd Floor, New York, New York 10179, currently acts as the administrator of the Fund.

             SECTION 16(A) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

         Section 16(a) of the Securities Exchange Act of 1934 (the "Exchange Act") and Section 30(h) of the 1940 Act in combination require the Fund's directors and officers, persons who own more than ten (10%) of the Fund's common stock, and the Fund's investment adviser and its directors and officers, to file reports of ownership and changes in ownership with the Securities and Exchange Commission and the AMEX. The Fund believes that the Fund's directors and officers, the Fund's investment adviser and its directors and officers have complied with all applicable filing requirements during the year ended December 31, 2003.


                 INFORMATION PERTAINING TO CERTAIN SHAREHOLDERS

         The following table sets forth the beneficial ownership of shares of the Fund by each person known to the Fund to be deemed the beneficial owner of more than five (5%) percent of the outstanding shares of the Fund:


Name and Address of Beneficial Owner           CRF Shares of Common Stock
------------------------------------             Beneficially   Owned
                                                    Amount        %

Deep Discount Advisors, Inc. (1)
One West Pack Square
Suite 777
Asheville, NC 28801                                 532,899      11.4%

Ron Olin Investment Management Company (1)
One West Pack Square
Suite 777
Asheville, NC  28801                                842,616      17.9%

Ronald G. Olin (2)
One West Pack Square
Suite 777
Asheville, NC  28801                                280,280       6.0%
----------
(1) Based solely upon information presented in a Schedule 13G/A, dated March 9, 2004, filed jointly by Deep Discount Advisors, Inc. and Ron Olin Investment Management Company.
(2) Based solely upon information presented in a Schedule 13G/A, dated March 18, 2004, filed by Ronald G. Olin.


         Additionally, on March 24, 2004, Cede & Co., a nominee for participants in the Depository Trust Company, held of record 4,433,880 shares of the Fund, equal to approximately 93.6% of the outstanding shares of the Fund. All the directors and executive officers of the Fund, as of the date of this proxy, owned less than 1% of the outstanding shares of the Fund.

                             ADDITIONAL INFORMATION

         The Proxy Statement/Prospectus does not contain all of the information set forth in the registration statements and the exhibits relating thereto which the Funds have filed with the Commission, under the Securities Act and the Investment Company Act, to which reference is hereby made.

         The Funds are subject to the informational requirements of the Exchange Act and in accordance therewith, file reports and other information with the SEC. Reports, proxy statements, registration statements and other information filed by the Funds can be inspected and copied at the public reference facilities of the SEC in Washington, DC. Copies of such materials also can be obtained by mail from the Public Reference Branch, Office of Consumer Affairs and Information Services, Securities and Exchange Commission, Washington, DC 20594, at prescribed rates.

                                 OTHER BUSINESS

         The Board of Directors of the Fund does not know of any other matter which may come before the Meeting, but should any other matter requiring a vote of Shareholders arise, including any questions as to the adjournment of the Meeting, it is the intention of the persons named in the proxy to vote the proxies in accordance with their judgment on that matter in the interest of the Fund.


                    PROPOSALS TO BE SUBMITTED BY SHAREHOLDERS

         All proposals by Shareholders of the Fund which are intended to be presented at the Fund's next Annual Meeting of Shareholders, to be held in the year 2005, must be received by the Fund addressed to Cornerstone Total Return Fund, Inc. c/o Bear Stearns Funds Management Inc., 383 Madison Avenue, 23rd Floor, New York, New York 10179 in advance of the meeting as set forth in this document.


                                    CORNERSTONE TOTAL RETURN FUND, INC.

                                    Thomas R. Westle, Secretary

Dated: April 28, 2004

         IT IS IMPORTANT THAT PROXIES BE RETURNED PROMPTLY. SHAREHOLDERS WHO DO NOT EXPECT TO ATTEND THE MEETING ARE THEREFORE URGED TO COMPLETE, SIGN, DATE AND RETURN THE PROXY CARD AS SOON AS POSSIBLE IN THE ENCLOSED POSTAGE-PAID ENVELOPE.

PROXY CARD FOR THE ANNUAL MEETING OF SHAREHOLDERS

                       CORNERSTONE TOTAL RETURN FUND, INC.

           The undersigned shareholder of Cornerstone Total Return Fund, Inc. (the "Fund") hereby constitutes and appoints Messrs. Ralph W. Bradshaw, Frank J. Maresca, Thomas R. Westle, or any of them, the action of a majority of them voting to be controlling, as proxy of the undersigned, with full power of substitution, to vote all shares of common stock of the Fund standing in his or her name on the books of the Fund at the Annual Meeting of Shareholders of the Fund to be held at the offices of Bear Stearns Funds Management, Inc., 383 Madison Avenue, 13th Floor, Conference Room P, New York, NY 10179, on June 10, 2004 at 9:00 a.m., New York time, or at any adjournment thereof, with all the powers which the undersigned would possess if personally present, as designated on the reverse hereof.

           The undersigned hereby revokes any proxy previously given and instructs the said proxies to vote in accordance with the aforementioned instructions with respect to (1) the election of seven Directors; and (2) the consideration and vote of such other matters as may properly come before the Annual Meeting of Shareholders or any adjournment thereof.

This proxy, when properly executed, will be voted in the manner directed herein by the stockholder. If no such direction is made, the said proxies will vote FOR Proposal 1, and in their discretion with respect to such other matters as may properly come before the Annual Meeting of Shareholders, in the interest of the Fund.


--------------------------------------------------------------------------------


   THIS PROXY IS SOLICITED ON BEHALF OF CORNERSTONE TOTAL RETURN FUND, INC.'S
    BOARD OF DIRECTORS FOR THE ANNUAL MEETING OF SHAREHOLDERS TO BE HELD ON

                                 June 10, 2004

                    (To be dated and signed on reverse side)

Please mark boxes / / or /X/ in blue or black ink.

PLEASE MARK YOUR VOTES AS IN THIS EXAMPLE:



  [ X ]


 1.  To approve the election of seven (7) Directors:  FOR          WITHHELD

     Ralph W. Bradshaw                                / /             / /

     William A. Clark                                 / /             / /

     Andrew A. Strauss                                / /             / /

     Glenn W. Wilcox, Sr.                             / /             / /

     Scott B. Rogers                                  / /             / /

     Edwin Meese III                                  / /             / /

     Thomas H. Lenagh                                 / /             / /



 2. In their discretion, the proxies are authorized to consider and vote upon such matters as may properly come before the said Meeting or any adjournment thereof.


Your proxy is important to assure a quorum at the Annual Meeting of Shareholders whether or not you plan to attend the meeting in person. You may revoke this proxy at anytime, and the giving of it will not affect your right to attend the Annual Meeting of Shareholders and vote in person.

PLEASE MARK, SIGN, DATE AND RETURN THE PROXY CARD PROMPTLY USING THE ENCLOSED ENVELOPE.

SIGNATURE(S)____________________________ DATE___________________

NOTE: Please sign exactly as name appears. When shares are held as joint tenants, both should sign. When signing as attorney, executor, administrator, trustee or guardian, please give full title as such. If a corporation, please sign in full corporate name by president or other authorized officer and if a partnership, please sign in full partnership name by authorized person.